UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 28, 2003

GALYAN’S TRADING COMPANY, INC.
 (Exact name of registrant as specified in its charter)

Commission File No. 000-32911

Indiana	35-1529720
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

2437 East Main Street Plainfield, Indiana	46168
(Address of principal executive offices)	(Zip Code)

(317) 612-2000
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

          On November 20, 2003, Galyan’s Trading Company, Inc. issued the press release attached as Exhibit 99.1 and incorporated herein by reference to such exhibit.

Item 7.  Financial Statements and Exhibits

(a)	Exhibits

99.1	Press release of Galyan’s Trading Company, Inc. on November 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALYAN’S TRADING COMPANY, INC.

Date: November 28, 2003	By:	/s/ EDWARD S. WOZNIAK

Edward S. Wozniak
Senior Vice President and Chief Financial Officer of the Company

EXHIBIT INDEX

The following exhibits are furnished as part of this Report:

Exhibit	Description

99.1	Press release of Galyan’s Trading Company, Inc. on November 20, 2003.